UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 16, 2017

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300, Northbrook, IL 60062

(Address of principal executive offices)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

The following proposals were voted upon and approved at the annual meeting of stockholders of KapStone Paper and Packaging Corporation (the “Company”) held on May 16, 2017.

1.             Election as directors of the nominees listed below.

The holders of the common stock of the Company elected each of the following directors to serve a term of three years, ending the earlier of (a) the Company’s 2020 annual meeting of stockholders and the date a qualified successor has been elected, or (b) death, resignation or retirement. The directors were elected by the following count:

Directors	For	Against	Abstain	Broker Non-Votes
John M. Chapman	84,753,818	1,351,203	52,989	4,365,010
Paula H.J. Cholmondeley	85,730,313	383,764	43,933	4,365,010
Ronald J. Gidwitz	83,597,871	2,515,480	44,659	4,365,010
Matthew Kaplan	85,898,143	220,546	39,321	4,365,010

2.             Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017.

The holders of the common stock of the Company ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2017 by the following count:

For	Against	Abstain	Broker Non-Votes
88,949,272	1,525,625	48,123	0

3.             Advisory approval of the Company’s named executive officer compensation.

The holders of common stock of the Company supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
84,460,174	1,630,439	67,397	4,365,010

4.             Advisory vote on the frequency of an advisory vote to approve named executive officer compensation.

The holders of common stock of the Company supported “One Year” as the frequency with which the Company should hold an advisory vote to approve the compensation of the Company’s named executive officers by the following count:

2

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
69,037,802	128,040	16,931,146	61,022	4,365,010

After consideration of the stockholder voting results, the Company has determined that it will hold an advisory vote to approve the compensation of the Company’s named executive officers each year until the next required stockholder advisory vote on named executive officer compensation occurs or until the Company’s board of directors otherwise determines that a different frequency for advisory votes on named executive officer compensation is in the best interests of the Company’s stockholders.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2017

KAPSTONE PAPER AND PACKAGING CORPORATION

	By:	/s/ Kathryn D. Ingraham
	Name:	Kathryn D. Ingraham
	Title:	Vice President, Secretary and General Counsel